

THINK BIGGER!

Annual Meeting 2018

MVB

Forward-Looking Statements


Nasdaq

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

“THINK BIGGER!”

MVB’s community banking roots run deep in every market we serve – from caring for clients’ financial well-being, to financial literacy education, to community revitalization projects. We serve because it’s the right thing to do. **We help clients “Think bigger!”**




CARES



MVB is a leader, not a follower…

- MVB has taken a leadership role in the Monticello Ongoing Revitalization Effort (M.O.R.E.) in Clarksburg, WV.
- The momentum began with one man, Mateen Abdul-Aziz, who started picking up garbage one piece at a time.
- He inspired others to join his efforts, leading to a community garden and new sidewalks.
- Today, the vision includes a community center, youth programs, soccer fields, a splash pad, affordable housing and has grown to potentially be a more than $50 million project.

TEAM MVB CARES

MVB's Growth Journey

- Total assets reached a new high of $1.5 billion, an 8.1% increase over 2016.
- MVB's stock price reached a new 52-week high.
- The buzz around MVB continues to build.


TOTAL ASSETS
(in millions)
987
1,110
1,384
1,419
1,534
2013 2014 2015 2016 2017
YEAR


DEPOSITS
(in millions)
696
823
1,012
1,107
1,160
2013 2014 2015 2016 2017
YEAR


NET INCOME
(in thousands)
4,020
2,079
6,816
12,912 (1)
7,575
2013 2014 2015 2016 2017
YEAR


LOANS
(in millions)
617
792
1,024
1,044
1,096
2013 2014 2015 2016 2017
YEAR

(1) 2016 included $3.9 million of income from discontinued operations related to the sale of the insurance business.

2017 MVBF Stock Price



$22
$20
$18
$16
$14
$12
$10
Jan 17
Mar 17
Apr 17
May 17
Jun 17
Jul 17
Aug 17
Sep 17
Oct 17
Nov 17
Dec 17

Ringing the Nasdaq Closing Bell


MVB FINANCIAL
Nasdaq

MVB is the first West Virginia company in 10 years, and the first West Virginia bank in 18 years, to be listed on The Nasdaq.

MVBF
Nasdaq Listed

Nasdaq was one step in the journey, but it's not the destination.

How will we continue to "Think Bigger"?

Intend to qualify for inclusion on the Russell 2000 Index as part of the Index's next annual reconstitution in June 2018.



Strategically Adding to our Team

In fourth quarter 2017, MVB approved the hiring of 31 new Team members during 2018.

How will we continue to "Think Bigger"?

- Recruit the best talent in our markets because of the attraction to our entrepreneurial spirit, Team culture and community focus.
- Take advantage of disruptions in our markets due to recent M&A, especially in Northern Virginia.
- Develop internal talent in roles critical to our growth.

MVB

Expanding our Footprint

We have invested in Interactive Teller Machines (ITMs) in our new branches for drive-thrus and lobbies.

MVB is pinpointing well-performing markets in "Best" Virginia. We will strategically add branches in Northern Virginia to increase our presence there.


MVB
MVB

How will we continue to "Think Bigger"?

- Reston branch office moving to new location in Q3.
- New McLean branch office will open in Q3.
- Remain active in pursuing M&A opportunities.
- Pursue other opportunities in NoVA.

MVB

MVBF Footprint

- **Total Assets: $1.5 billion**
  - 14 branches, 18 mortgage offices, and a central operations center
  - Three operating companies (MVB Bank, MVB Mortgage and MVB CDC)
- **Well-positioned in our markets**
  - #4 community bank in West Virginia(1)
  - WV is within 500 miles of two-thirds of the U.S. population
  - Eight of the 25 most affluent places in America are within the Washington, D.C., region
- **Historical banking growth has been almost 100% organic.**



Detroit
Toronto
Cleveland
Pittsburgh
Chicago
New York City
Indianapolis
Washington, D.C.
WV
Louisville
Richmond
Nashville
250 miles
500 miles
Charlotte
Jacksonville
Atlanta
* Radius reference point Charleston, WV

(1) SNL Financial. Ranking by deposits as of June 30, 2017.

Building Fintech Partnerships

Fintech is here to stay as a disruption in the banking industry.

We have a choice: partner with fintech or fight against it. At MVB, we choose productive partnerships.

How will we continue to "Think Bigger"?

- We will onboard significant deposit opportunities from the fintech pipeline.
- We will seek out partnerships with fintech companies like BillGO and Allied.

ALLIED PAYMENT NETWORK
MAKING PAYMENTS SIMPLE

MVB

Leader in Fintech Strategy


Keep Up
Get Ahead
1. Offer Solutions to Strengthen **Client Relationships**
3. Become **Banking Partner** for Fintech Companies
Lower Risk, Common in Most Banks
GOAL Increase **Positive Exposure** to Fintech trend drivers
Higher Risk, Less Common in Banks
2. Utilize **Productivity** Enhancing Tools
4. Make **Investments** in Fintech Companies

MVB

MVB Community Development Corporation

MVB has made a $2 million investment in the creation of our Community Development Corporation led by CDC President Herman DeProspero and CDC COO Laura Rye.


MVB
April 2018
The Cultural Foundation of Harrison County
$75,000
DOLLARS
RGPAC Capital Campaign
H&R BLOCK
APA

Robinson Grand Performing Arts Center, Clarksburg, WV

How will we continue to "Think Bigger"?

The CDC will play an integral role in the economic welfare of our communities.

Shareholder & Company Information

TRANSFER AGENT AND SHAREHOLDER INQUIRIES

The corporation's transfer agent is Computershare. Inquiries concerning transfer requirements, lost certificates and change of address should be directed to:
Computershare
250 Royall Street
Canton, MA 02021
www.computershare.com

ALL OTHER INQUIRIES

Investor inquiries to the company should be directed to:
Sue Campbell
304.285.0020 · scampbell@MVBbanking.com

ALL OTHER INQUIRIES ABOUT THE COMPANY SHOULD BE DIRECTED TO:

MVB Financial Corp.
Attn: Investor Relations
301 Virginia Avenue
Fairmont, West Virginia 26554 844-MVB-BANK (844-862-2265)

FORM 10-K

A copy of the MVB Financial Corp. Form 10-K for 2017, which has been filed with the SEC, is available without attachments at no charge upon written request and is also available at http://ir.mvbbanking.com. Inquiries should be directed to the Investor Relations contact (above).

INDEPENDENT REGISTERED ACCOUNTING FIRM

Dixon Hughes Goodman LLP
111 Rockville Pike
6th Floor
Rockville, MD 20850

Questions & Answers



MVB FINANCIAL
Nasdaq
CLOSING BELL
Nasdaq Composite
-0.40%
-2.03%